UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2017

AMERICAN FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-13653	31-1544320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 East Fourth Street, Cincinnati, OH	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 579-2121

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company             ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 8	Other Events

Item 8.01	Other Events.

On November 9, 2017, American Financial Group, Inc. (the “Registrant”) entered into a Purchase Agreement (the “Purchase Agreement”) by and among the Registrant and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Wells Fargo Securities, LLC, as representatives of the several underwriters, relating to the issuance and sale of an additional $125 million aggregate principal amount of the Registrant’s 3.50% Senior Notes due August 2026 (the “2026 Notes”) and an additional $240 million aggregate principal amount of the Registrant’s 4.50% Senior Notes due June 2047 (the “2047 Notes,” and together with the 2026 Notes, the “Senior Notes”). This issuance of Senior Notes constitutes a reopening of the 2026 Notes and the 2047 Notes which were originally issued on August 22, 2016 and June 2, 2017, respectively.

For a description of the Senior Notes, see the materials set forth in the section captioned “Description of Debt Securities” in the Registration Statement described below and the materials set forth in the section captioned “Description of Notes” in the Prospectus Supplement of the Registrant dated November 9, 2017 and filed with the Commission on November 13, 2017 pursuant to Rule 424(b) under the Act, which is incorporated in this Current Report on Form 8-K by reference.

The Indenture, as supplemented by the Seventh Supplemental Indenture for the 2026 Notes and as supplemented by the Eighth Supplemental Indenture for the 2047 Notes, together with specimen copies of each of the Senior Notes are incorporated by reference in this Current Report on Form 8-K. The foregoing description of the Senior Notes and the other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are incorporated in this Current Report on Form 8-K by reference.

The Notes are being offered and sold by the Registrant pursuant to a Registration Statement on Form S-3 (File No. 333-202421).

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

1	Purchase Agreement dated as of November 9, 2017 among the Registrant and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Wells Fargo Securities, LLC as representatives of the several underwriters.

4.1	Senior Debt Securities Indenture dated as of November 12, 1997, between the Registrant, as Issuer, U.S. Bank National Association (formerly known as Star Bank, N.A.), as Trustee (incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-A dated April 19, 1999).

4.2	Form of Seventh Supplemental Indenture dated as of August 22, 2016 between the Registrant, as Issuer and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.2 of the Registrant’s Current Report on Form 8-K filed on August 19, 2016).

4.3	Form of 3.500% Senior Notes due 2026 (included in Exhibit 4.2).

4.4	Form of Eighth Supplemental Indenture dated as of June 2, 2017 between the Registrant, as Issuer and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.2 of the Registrant’s Current Report on Form 8-K filed on June 1, 2017).

4.5	Form of 4.500% Senior Notes due 2047 (included in Exhibit 4.4).

5	Opinion of Keating Muething & Klekamp PLL.

23	Consent of Keating Muething & Klekamp PLL (included in Exhibit 5).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN FINANCIAL GROUP, INC.

Date: November 15, 2017	By:	/s/ Mark A. Weiss
Mark A. Weiss
Vice President

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